UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): July 5, 2005

                                   ARGAN, INC.
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                       001-31756               13-1947195
(State or Other Jurisdiction          (Commission             (IRS Employer
      of Incorporation)               File Number)           Identification No.)

One Church Street, Suite 302, Rockville, MD                       20850
   (Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code: (301) 315-0027


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01  Entry into a Material Agreement.

Background

      By way of background, Argan, Inc. (the "Company") and Southern Maryland Cable, Inc., a wholly-owned subsidiary of the Company ("SMC," and together with the Company, the "Debtor") entered into a certain Financing and Security Agreement dated as of August 19, 2003, as amended, with Bank of America, N.A. ("Lender"), whereby Lender extended to Debtor certain loans. On August 31, 2004, with the consent of Lender, the Debtor entered into an Agreement and Plan of Merger, as amended on January 28, 2005 and as amended herein (the "Merger Agreement") with AGAX/VLI Acquisition Corporation, a subsidiary of the Company ("AGAX"), Vitarich Laboratories, Inc. ("Vitarich") and Kevin J. Thomas, who was a shareholder of Vitarich ("Thomas"), whereby Vitarich merged into AGAX. Pursuant to the Merger Agreement, Thomas is entitled to receive from Debtor, subject to certain conditions, certain additional cash consideration as provided in the Merger Agreement ("Additional Cash Consideration").

      On January 31, 2005, the Debtor entered into a Debt Subordination Agreement (the "Original Subordination Agreement") with Thomas and Lender to reconstitute the Additional Cash Consideration that Debtor will owe to Thomas as subordinated debt. The transaction contemplated by the Original Agreement was filed with the Securities and Exchange Commission on Form 8-K on February 4, 2005.

Current Transaction

      On July 5, 2005, the Company entered into a letter agreement (the "Letter Agreement") with Vitarich and Thomas to further amend the Merger Agreement with respect to the calculation and payment of the Additional Cash Consideration. Pursuant to the Letter Agreement, (i) the Additional Cash Consideration was reduced by an amount of $1,452,000 (the "Earn-back Amount") as a result of a write-down of the value of Vitarich's inventory, (ii) the Company agreed to pay Thomas an additional amount equal to the Earn-back Amount less $264,000 (the "Reduced Earn-back Amount"), and (iii) subject to certain conditions, Thomas was given the opportunity to earn back $264,000 (the "Additional Earn-back Amount") as provided in the Letter Agreement (collectively, the "Transaction"). In furtherance of the Transaction, the Company has agreed to execute and deliver a certain "Subordinated Term Note (Earn-back Obligations)" within the time period specified in the Letter Agreement for payment of 50% of the Reduced Earn-back Amount and the Additional Earn-back Amount, if applicable. The remaining 50% of the Reduced Earn-back Amount and the Additional Earn-back Amount, if applicable, shall be payable by the Company to Thomas through the issuance of capital stock of the Company (valued at $7.75 per share).

      In connection with the Transaction, the Company has simultaneously executed and delivered to Thomas a Subordinated Term Note, effective as of June 30, 2005, ("Term Note") in an amount equal to $2,698,131.00, plus interest at a rate equal to 10% per annum, which interest shall be due and payable on a quarterly basis commencing on October 1, 2005 and continuing on the first day of each October, January, April and July thereafter. Unless prepaid, the principal

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amount and all accrued interest thereon is due and payable on August 1, 2006.
Under the Term Note, the Company is required to prepay a certain amount of the principal amount of the Term Note as provided therein in the event that the Company receives gross cash consideration in connection with one or more public offerings or private placements of the Company's capital stock during the period from June 30, 2005 to August 1, 2006. In addition, the Company shall not close any transaction involving the acquisition by the Company of all or substantially all of the capital stock, equity interests or assets of any corporation, partnership, limited liability company or any other organization or entity (excluding any its subsidiaries or affiliates) unless on or before the closing of any such acquisition all amounts due under the Term Note have been paid in full.

      In addition, on July 5, 2005, the parties to the Original Subordination Agreement have agreed to amend and restate the Original Subordination Agreement pursuant to an Amended and Restated Debt Subordination Agreement, effective as of June 30, 2005, (the "Subordination Agreement") by and among Debtor, Thomas and the Lender, to reconstitute the Additional Cash Consideration (exclusive of the Reduced Earn-back Amount and the Additional Earn-back Amount) as subordinated debt. Each of the Term Note and the Subordinated Term Note (Earn-back Obligations) and the respective indebtedness evidenced thereby shall be subject to the Subordination Agreement. Under the Subordination Agreement,
(i) all of the present and future indebtedness of Debtor to Thomas ("Junior Debt", as defined in greater detail in the Subordination Agreement) to the full and final payment of all the present and future indebtedness of Debtor to Lender ("Superior Debt", as defined in greater detail in the Subordination Agreement) to the extent provided in the Subordination Agreement, (ii) Thomas transferred and assigned to Lender all of his rights, title and interest in and to, and granted to Lender a security interest in, the Junior Debt and (iii) Thomas appointed Lender as his attorney-in-fact for the purposes provided in the Subordination Agreement for as long as any of the Superior Debt remains outstanding. Except as otherwise provided in the Subordination Agreement and until such time that the Superior Debt is satisfied in full, Debtor shall not, among other things, directly or indirectly, in any way, satisfy any part of the Junior Debt, nor shall Thomas, among other things, enforce any part of the Junior Debt or accept payment from Debtor or any other person for the Junior Debt or give any subordination in respect of the Junior Debt.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

      The information described above under Item 1.01 is hereby incorporated herein by reference.


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Item 9.01. Financial Statements and Exhibits.

(c)   Exhibits.

      Exhibit No.       Description
      -----------       -----------
      2.1               Agreement and Plan of Merger, dated as of August 31,
                        2004, by and between Kevin J. Thomas, Vitarich
                        Laboratories, Inc., Argan, Inc. and AGAX/VLI
                        Acquisition Corporation (Incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form
                        8-K filed with the Securities and Exchange Commission on September 7, 2004)

      10.1 Letter Agreement dated July 5, 2005 by and among Argan, Inc., Vitarich Laboratories, Inc. and Kevin J. Thomas.

      10.2              Form of Subordinated Term Note (Earn-back
                        Obligations) to be issued by Argan, Inc. to Kevin J. Thomas.

      10.3 Subordinated Term Note, effective as of June 30, 2005, issued by Argan, Inc. to Kevin J. Thomas.

      10.4 Amended and Restated Debt Subordination Agreement, effective as of June 30, 2005, by and among Argan, Inc., Kevin J. Thomas, Southern Maryland Cable, Inc. and Bank of America, N.A.

      10.5 Debt Subordination Agreement dated as of January 31, 2005 by and among Argan, Inc., Kevin J. Thomas, Southern Maryland Cable, Inc. and Bank of America, N.A. (includes as Exhibit A, a Form of Subordinated Term Note) (Incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on February 4, 2005)

      10.6 Financing and Security Agreement dated as of August 19, 2003 among Puroflow Incorporated Southern Maryland Cable, Inc. and Bank of America, N.A. (Incorporated by reference to Exhibit 10.7 to the Company's Form 10-QSB filed with the Securities and Exchange Commission on December 15, 2003)

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ARGAN, INC.

Date: July 7, 2005                 By: /s/ Rainer Bosselmann
                                       ---------------------
                                   Rainer Bosselmann
                                   Chairman of the Board and
                                   Chief Executive Officer


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                                  EXHIBIT INDEX

      Exhibit No.       Description
      -----------       -----------
      2.1               Agreement and Plan of Merger, dated as of August 31,
                        2004, by and between Kevin J. Thomas, Vitarich
                        Laboratories, Inc., Argan, Inc. and AGAX/VLI
                        Acquisition Corporation (Incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form
                        8-K filed with the Securities and Exchange Commission on September 7, 2004)

      10.1 Letter Agreement dated July 5, 2005 by and among Argan, Inc., Vitarich Laboratories, Inc. and Kevin J. Thomas.

      10.2              Form of Subordinated Term Note (Earn-back
                        Obligations) to be issued by Argan, Inc. to Kevin J. Thomas.

      10.3 Subordinated Term Note, effective as of June 30, 2005, issued by Argan, Inc. to Kevin J. Thomas.

      10.4 Amended and Restated Debt Subordination Agreement, effective as of June 30, 2005, by and among Argan, Inc., Kevin J. Thomas, Southern Maryland Cable, Inc. and Bank of America, N.A.

      10.5 Debt Subordination Agreement dated as of January 31, 2005 by and among Argan, Inc., Kevin J. Thomas, Southern Maryland Cable, Inc. and Bank of America, N.A. (includes as Exhibit A, a Form of Subordinated Term Note) (Incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on February 4, 2005)

      10.6 Financing and Security Agreement dated as of August 19, 2003 among Puroflow Incorporated Southern Maryland Cable, Inc. and Bank of America, N.A. (Incorporated by reference to Exhibit 10.7 to the Company's Form 10-QSB filed with the Securities and Exchange Commission on December 15, 2003)